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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (date of earliest event reported): October 24, 2000



                           TRANSOCEAN SEDCO FOREX INC.
             (Exact name of registrant as specified in its charter)


        CAYMAN ISLANDS                 333-75899                 N/A

(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)       File Number)        Identification No.)




                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 232-7500



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ITEM 5.           OTHER EVENTS.

         On October 24, 2000, Transocean Sedco Forex Inc., a company incorporated under the laws of the Cayman Islands (the "Company"), issued a press release announcing its earnings for the third quarter of fiscal year 2000.

         A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

(c).            Exhibits.

                The following exhibit is filed herewith:

   Exhibit Number    Description of Exhibits
   --------------    -----------------------
      99.1           Press Release of the Company, dated as of October 24, 2000, announcing its third quarter earnings


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              TRANSOCEAN SEDCO FOREX INC.



  Date: October 25, 2000                      By: /s/ Robert L. Long
                                                 -------------------------------
                                                 Robert L. Long
                                                 Executive Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

   Exhibit Number    Description
   --------------    -----------
      99.1           Press Release of the Company, dated as of October 24, 2000, announcing its third quarter earnings



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